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                                                        Exhibit 99.B(h)(1)(D)(i)

[ING FUNDS LOGO]

July 14, 2005

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

     Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Institutional Prime Money Market Fund, a newly established series of ING Funds Trust, ING VP Index Plus International Equity Portfolio, ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio and ING MarketStyle Moderate Portfolio, five newly established series of ING Investors Trust (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated April 29, 2005.

     The AMENDED EXHIBIT A has also been updated to reflect names changes for ING Capital Guardian Large Cap Value Portfolio to ING Capital Guardian U.S. Equities Portfolio, ING Hard Assets Portfolio to ING Global Resources Portfolio and ING VP Worldwide Growth Portfolio to ING VP Global Equity Dividend Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2117.


                                   Sincerely,


                                   /s/ Robert S. Naka
                                   Robert S. Naka
                                   Senior Vice President
                                   ING Funds Trust
                                   ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ William P. Kelley
       ----------------------------------
Name:  William P. Kelley
       ----------------------------------
Title: Managing Director, Duly Authorized
       ----------------------------------


7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000            ING Funds Trust
Scottsdale, AZ 85258-2034           Fax: 480-477-2700        ING Investors Trust
                                    www.ingfunds.com

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                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

                                                                                                 BNY ACCOUNT NUMBER
FUND                                                                                             ------------------
----                                                                                             (DOMESTIC/GLOBAL)
ING EQUITY TRUST
ING Convertible Fund                                                                                  464744
ING Disciplined LargeCap Fund                                                                         464742
ING Equity and Bond Fund                                                                           464759/464760
ING LargeCap Growth Fund                                                                              464733
ING LargeCap Value Fund                                                                               454702
ING MidCap Opportunities Fund                                                                         464741
ING MidCap Value Choice Fund                                                                          464786
ING MidCap Value Fund                                                                                 464735
ING Real Estate Fund                                                                                  464746
ING SmallCap Opportunities Fund                                                                       464743
ING SmallCap Value Choice Fund                                                                        464788
ING SmallCap Value Fund                                                                               464736

ING FUNDS TRUST
ING Classic Money Market Fund                                                                         464008
ING High Yield Bond Fund                                                                              464010
ING Institutional Prime Money Market Fund                                                             464048
ING Intermediate Bond Fund                                                                            464006
ING National Tax-Exempt Bond Fund                                                                     464002

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND                                               464767

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund                                                                                     464734

ING INVESTORS TRUST
ING AIM Mid Cap Growth Portfolio                                                                      058094
ING Alliance Mid Cap Growth Portfolio                                                                 058102
ING American Funds Growth Portfolio                                                                   464755
ING American Funds Growth-Income Portfolio                                                            464753
ING American Funds International Portfolio                                                            464761
ING Capital Guardian Managed Global Portfolio                                                         058095
ING Capital Guardian Small/Mid Cap Portfolio                                                          058093
ING Capital Guardian U.S. Equities Portfolio                                                          058221
ING Eagle Asset Capital Appreciation Portfolio                                                        058092
ING Evergreen Health Sciences Portfolio                                                               464704

                                        1
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
                                                                                                 BNY ACCOUNT NUMBER
FUND                                                                                             ------------------
----                                                                                             (DOMESTIC/GLOBAL)
ING INVESTORS TRUST (CONT.)
ING Evergreen Omega Portfolio                                                                         464706
ING FMR(SM) Diversified Mid Cap Portfolio                                                          058404/279603
ING FMR(SM) Earnings Growth Portfolio                                                                 464572
ING Goldman Sachs Tollkeeper(SM) Portfolio                                                            158090
ING Global Resources Portfolio                                                                        058085
ING International Portfolio                                                                           279604
ING Janus Contrarian Portfolio                                                                     058401/279601
ING Jennison Equity Opportunities Portfolio                                                           058088
ING JPMorgan Emerging Markets Equity Portfolio                                                        058096
ING JPMorgan Small Cap Equity Portfolio                                                               279610
ING JPMorgan Value Opportunities Portfolio                                                            464582
ING Julius Baer Foreign Portfolio                                                                     279606
ING Legg Mason Value Portfolio                                                                     058400/279600
ING LifeStyle Aggressive Growth Portfolio                                                             464998
ING LifeStyle Growth Portfolio                                                                        464996
ING LifeStyle Moderate Growth Portfolio                                                               464994
ING LifeStyle Moderate Portfolio                                                                      464992
ING Limited Maturity Bond Portfolio                                                                   058082
ING Liquid Assets Portfolio                                                                           058081
ING MarketPro Portfolio                                                                               464910
ING MarketSyle Growth Portfolio                                                                       464926
ING MarketStyle Moderate Growth Portfolio                                                             464922
ING MarketStyle Moderate Portfolio                                                                    464934
ING Marsico Growth Portfolio                                                                          058101
ING Marsico International Opportunities Portfolio                                                     464576
ING Mercury Focus Value Portfolio                                                                     279608
ING Mercury Large Cap Growth Portfolio                                                                279607
ING MFS Mid Cap Growth Portfolio                                                                      058098
ING MFS Total Return Portfolio                                                                        058100
ING MFS Utilities Portfolio                                                                           464584
ING Oppenheimer Main Street Portfolio(R)                                                              058099
ING PIMCO Core Bond Portfolio                                                                         058103
ING PIMCO High Yield Portfolio                                                                        464018
ING Pioneer Fund Portfolio                                                                            464578
ING Pioneer Mid Cap Value Portfolio                                                                   464580
ING Salomon Brothers All Cap Portfolio                                                                058114
ING Salomon Brothers Investors Portfolio                                                              058220
ING Stock Index Portfolio                                                                             464701
ING T. Rowe Price Capital Appreciation Portfolio                                                      058084
ING T. Rowe Price Equity Income Portfolio                                                             058087
ING UBS U.S. Allocation Portfolio                                                                  058402/279602
ING Van Kampen Equity Growth Portfolio                                                                279609
ING Van Kampen Global Franchise Portfolio                                                             279605

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
                                                                                                 BNY ACCOUNT NUMBER
FUND                                                                                             ------------------
----                                                                                             (DOMESTIC/GLOBAL)
ING INVESTORS TRUST (CONT.)
ING Van Kampen Growth and Income Portfolio                                                            058090
ING Van Kampen Real Estate Portfolio                                                                  058086
ING VP Index Plus International Equity Portfolio                                                        TBD

ING MAYFLOWER TRUST
ING International Value Fund                                                                          464212

ING MUTUAL FUNDS
ING Emerging Countries Fund                                                                           464214
ING Foreign Fund                                                                                      464202
ING Global Equity Dividend Fund                                                                       464751
ING Global Real Estate Fund                                                                           464220
ING Global Value Choice Fund                                                                          464218
ING International Fund                                                                                464206
ING International SmallCap Fund                                                                       464216
ING International Value Choice Fund                                                                   464278
ING Precious Metals Fund                                                                              464210
ING Russia Fund                                                                                       464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio                                                    464544
ING American Century Select Portfolio                                                                 464532
ING American Century Small Cap Value Portfolio                                                        464502
ING Baron Small Cap Growth Portfolio                                                                  464504
ING Fidelity(R) VIP Contrafund(R) Portfolio                                                           464564
ING Fidelity(R) VIP Equity-Income Portfolio                                                           464568
ING Fidelity(R) VIP Growth Portfolio                                                                  464570
ING Fidelity(R) VIP Mid Cap Portfolio                                                                 464566
ING Fundamental Research Portfolio                                                                    464538
ING Goldman Sachs(R) Capital Growth Portfolio                                                         464540
ING Goldman Sachs(R) Core Equity Portfolio                                                            464514
ING JPMorgan Fleming International Portfolio                                                          464528
ING JPMorgan Mid Cap Value Portfolio                                                                  464506
ING MFS Capital Opportunities Portfolio                                                               464522
ING OpCap Balanced Value Portfolio                                                                    464542
ING Oppenheimer Global Portfolio                                                                      464508
ING Oppenheimer Strategic Income Portfolio                                                            464548
ING PIMCO Total Return Portfolio                                                                      464510
ING Salomon Brothers Aggressive Growth Portfolio                                                      464518
ING Salomon Brothers Fundamental Value Portfolio                                                      464546
ING Salomon Brothers Large Cap Growth Portfolio                                                       464516
ING Solution 2015 Portfolio                                                                           464590
ING Solution 2025 Portfolio                                                                           464594

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
                                                                                                 BNY ACCOUNT NUMBER
FUND                                                                                             ------------------
----                                                                                             (DOMESTIC/GLOBAL)
ING PARTNERS, INC. (CONT.)
ING Solution 2035 Portfolio                                                                           464596
ING Solution 2045 Portfolio                                                                           464574
ING Solution Income Portfolio                                                                         464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                                464534
ING T. Rowe Price Growth Equity Portfolio                                                             464530
ING UBS U.S. Large Cap Equity Portfolio                                                               464520
ING Van Kampen Comstock Portfolio                                                                     464512
ING Van Kampen Equity and Income Portfolio                                                            464536

ING SERIES FUND, INC.
Brokerage Cash Reserves                                                                               464062
ING Aeltus Money Market Fund                                                                          464064
ING Balanced Fund                                                                                     464764
ING Equity Income Fund                                                                                464723
ING Global Science and Technology Fund                                                                464750
ING Government Fund                                                                                   464076
ING Growth Fund                                                                                       464762
ING Index Plus LargeCap Fund                                                                          464726
ING Index Plus MidCap Fund                                                                            464727
ING Index Plus SmallCap Fund                                                                          464725
ING International Growth Fund                                                                         464204
ING Small Company Fund                                                                                464729
ING Strategic Allocation Balanced Fund                                                                464719
ING Strategic Allocation Growth Fund                                                                  464720
ING Strategic Allocation Income Fund                                                                  464722
ING Value Opportunity Fund                                                                            464730

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Balanced Portfolio                                                        464416
ING VP Strategic Allocation Growth Portfolio                                                          464418
ING VP Strategic Allocation Income Portfolio                                                          464420

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                                                                    464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                                                       464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio                                                        464422
ING VP Growth Portfolio                                                                               464404
ING VP Index Plus LargeCap Portfolio                                                                  464406
ING VP Index Plus MidCap Portfolio                                                                    464408

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
                                                                                                 BNY ACCOUNT NUMBER
FUND                                                                                             ------------------
----                                                                                             (DOMESTIC/GLOBAL)
ING VARIABLE PORTFOLIOS, INC. (CONT.)
ING VP Index Plus SmallCap Portfolio                                                                  464410
ING VP International Equity Portfolio                                                                 464460
ING VP Small Company Portfolio                                                                        464414
ING VP Value Opportunity Portfolio                                                                    464424

ING VARIABLE PRODUCTS TRUST
ING VP Convertible Portfolio                                                                          464430
ING VP Disciplined LargeCap Portfolio                                                                 464448
ING VP Financial Services Portfolio                                                                   464449
ING VP High Yield Bond Portfolio                                                                      464432
ING VP International Value Portfolio                                                                  464464
ING VP LargeCap Growth Portfolio                                                                      464440
ING VP MagnaCap Portfolio                                                                             464442
ING VP MidCap Opportunities Portfolio                                                                 464444
ING VP Real Estate Portfolio                                                                          464747
ING VP SmallCap Opportunities Portfolio                                                               464450

ING VP BALANCED PORTFOLIO, INC.                                                                       464428

ING VP EMERGING MARKETS FUND, INC.                                                                    464462

ING VP INTERMEDIATE BOND PORTFOLIO                                                                    464400

ING VP MONEY MARKET PORTFOLIO                                                                         464412